UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 7, 2012

Date of Earliest Event Reported: September 24, 2012

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note.

This Form 8-K/A amends the Form 8-K filed by Calpian, Inc. on September 28, 2012 to add the financial statements required by Item 9.01 which were not available on that date.

Item 9.01. Financial Statements and Exhibits.

The financial statements required by this item and related auditors’ consent are in the following exhibits hereto incorporated herein by reference:

Exhibit 99.1 – Digital Payments Processing Limited Year Ended March 31, 2012

Exhibit 99.2 – Digital Payments Processing Limited Six Months Ended September 30, 2012

Exhibit 99.3 – My Mobile Payments Limited Year Ended March 31, 2012

Exhibit 99.4 – My Mobile Payments Limited Six Months Ended September 30, 2012

Exhibit 99.5 – Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: December 7, 2012	By:	/s/ David N. Pilotte

David N. Pilotte
Chief Financial Officer